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                                                                 EXHIBIT 10.21.1

                             IGI

            IGI RESOURCES, INC.

                                        September 24, 1999

                                        Via Facsimile

Ms. Patricia Gable
Cascade Natural Gas Corporation
222 Fairview Avenue
Seattle, WA 98109

          RE:       Supply Confirmation

Dear Patty:

This is to confirm our arrangement for the term supply and price IGI will sell to CNG.

          Term:     October 1, 1999 through and including March 31, 2000

          Point:    Kingsgate, into PG&E Gas Transmission-Northwest

          Volume:   7,446 Dth/Day

          Price: $ < * > US per Dth at AECO-C Hub plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable variables and fuel-in-kind.

          Other:    A new Exhibit "A" will be forthcoming.

                                   Sincerely,

                                   Diane M. Clark
                                   Manager - Transportation Services

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                                    AMENDED

                                   EXHIBIT "A"

                              GAS PURCHASE CONTRACT

                             As Of: October 1, 1994

                                     Between

                    CASCADE NATURAL GAS CORPORATION ("BUYER")

                                       and

                         IGI RESOURCES, INC. ('SELLER")

Effective Date of this Exhibit "A":     October 1, 1999

ENDING DATE OF THIS EXHIBIT "A":        MARCH 31, 2000

DELIVERY POINT                          As defined in Section 1.01(g) of
                                        the Contract noted above

MAXIMUM DAILY CONTRACT QUANTITY (MMBTU) 7,446

DELIVERY POINT SELLING PRICE

1.    The Delivery Point Selling Price shall be equal to   < * >
      ($ < * > U.S. dry) per MMBTU at AECO-C Rub plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable allowance for fuel-in-kind associated with such services.

                                        "BUYER"
                                        CASCADE NATURAL GAS CORPORATION

                                        By:

                                        Name -

                                        Title: VICE-PRESIDENT GAS SUPPLY



                                        "SELLER"
                                        IGI RESOURCES

                                        BY:
                                             Randy Schultz
                                             Executive Vice President
                                                  Chief Operating Officer

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